Summary prospectus

Nomura VIP Opportunity Series — Standard Class

(formerly, Macquarie VIP Opportunity Series)

April 30, 2026

Before you invest, you may want to review the Series’ statutory prospectus (and any supplements thereto), which contains more information about the Series and its risks. You can find the Series’ statutory prospectus and other information about the Series, including its statement of additional information and most recent reports to shareholders, online at nomuraassetmanagement.com/vip-literature. You can also get this information at no cost by calling 800 523-1918. The Series’ statutory prospectus and statement of additional information, both dated April 30, 2026 (and any supplements thereto), are incorporated by reference into this summary prospectus.

What is the Series’ investment objective?

Nomura VIP Opportunity Series seeks long-term capital growth.

What are the Series’ fees and expenses?

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	Standard
Management fees..............................................................................	0.75%
Distribution and service (12b-1) fees.................................................................	none
Other expenses ...............................................................................	0.19%
Total annual series operating expenses...............................................................	0.94%
Fee waivers and expense reimbursements ............................................................	(0.11%)[1]
Total annual series operating expenses after fee waivers and expense reimbursements............................	0.83%
1	The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual series operating expenses from exceeding 0.83% of the Series’ average daily net assets from April 30, 2026 through April 29, 2027. These waivers and reimbursements may only be terminated by agreement of the Manager and the Series.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Standard
1 year.........................................................................................	$85
3 years........................................................................................	$289
5 years........................................................................................	$509
10 years.......................................................................................	$1,145

Summary prospectus

Portfolio turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in the annual series operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 14% of the average value of its portfolio.

What are the Series’ principal investment strategies?

Nomura VIP Opportunity Series  invests primarily in mid- and small-size companies that the Series’ Manager believes offer attractive valuation and quality characteristics. Companies with attractive valuations are those that have a lower valuation than the company’s historical average valuation and a lower valuation than the company’s competitors. Companies with quality characteristics will make shareholder friendly use of its cash flow, which would include, but is not limited to: dividend payments or increases, share repurchases, and repayment of debt. The Series may also invest up to 15% of its net assets in real estate investment trusts (REITs). The Series may continue to hold stocks of mid-size companies that grow into larger companies and may also invest opportunistically in stocks of larger companies.

The Series uses a “bottom-up” approach to selecting investments. The Series uses fundamental research to search for companies that the Manager believes have one or more of the following: a strong balance sheet; experienced management; and stocks that are attractively priced. The Series attempts to stay broadly diversified, but it may emphasize certain industry sectors based upon economic and market conditions.

The Series may sell a stock if it becomes fully valued, its fundamentals have deteriorated or alternative investments become more attractive. The Series may also sell a stock if it grows into a large, well-established company, although it may also continue to hold such a stock irrespective of its size.

What are the principal risks of investing in the Series?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. An investment in the Series may not be appropriate for all investors. The Series’ principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as industrials) will decline because of changing expectations for the performance of that industry or sector.

Industrials sector risk — The risk that the value of a series’ shares will be affected by factors particular to the industrials and related sectors (such as government regulation) and may fluctuate more widely than that of a series that invests in a broad range of sectors.

Interest rate risk — The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small- and medium-sized companies and companies in the real estate sector often borrow money to finance their operations, they may be adversely affected by rising interest rates. A series may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a series has valued them.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect series performance.

Active management and selection risk — The risk that the securities selected by a series’ management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

How has Nomura VIP Opportunity Series performed?

The bar chart and table below provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ performance from year to year and the table shows how the Series’ average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance and an additional index with characteristics  relevant to the Series. The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.

The Series adopted the performance of the First Investors Life Series Opportunity Fund (Predecessor Series) as the result of a reorganization of the Predecessor Series into the Series, which was consummated after the close of business on October 4, 2019 (Reorganization). The Series had not yet commenced operations prior to the Reorganization. The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the Predecessor Series. The  Predecessor Series was reorganized into the Series after the close of business on October 4, 2019. The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Series.

You may obtain the Series’ most recently available month-end performance by calling 800 523-1918 or by visiting our website at nomuraassetmanagement.com/vip-performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Calendar year-by-year total return (Standard Class)

During the periods illustrated in this bar chart, the Standard Class’s highest quarterly return was 26.67% for the quarter ended December 31, 2020, and its lowest quarterly return was  -30.36% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2025

	1 year	5 years	10 years
Standard Class........................................................	8.81%	9.04%	9.25%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)...............	17.15%	13.15%	14.29%
Russell 2500™ Index (reflects no deduction for fees, expenses, or taxes)..............	11.91%	7.26%	10.40%
Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Who manages the Series?

Investment manager

Delaware Management Company, a series of Nomura  Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Series
David Reidinger	Managing Director, Head of US Core Equity	October 2019
Christopher Adams, CFA	Managing Director, Senior Portfolio Manager - US Core Equity	October 2019
Michael Morris, CFA	Managing Director, Senior Portfolio Manager - US Core Equity	October 2019
Donald Padilla, CFA*	Managing Director, Senior Portfolio Manager - US Core Equity	October 2019
Christina Van Het Hoen, CFA	Executive Director, Portfolio Manager - US Core Equity	July 2024
Chad Bolen, CFA	Executive Director, Portfolio Manager - US Core Equity	March 2026
William Mitchell III	Vice President, Portfolio Manager - US Core Equity	March 2026
*	Effective on or about July 1, 2026, Donald Padilla will be retiring from the Manager and will no longer be a portfolio manager of the Series.

Employees of the Manager’s  affiliates outside the US participate in the management of certain funds as “associated persons” of the Manager  under the Manager’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of the Manager, provide discretionary investment management services, trading, research and related services directly or indirectly to the Series.

Summary prospectus

Purchase and redemption of Series shares

Shares are sold, directly or indirectly, to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as an insurance company), the  Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SMPR-VIP-852 4/26